UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

ANSYS, Inc.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2012 ANSYS, INC. BROKER LOGO HERE 0000137296_1 R1.0.0.11699 Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 Meeting Information Meeting Type: Annual Meeting For holders as of: March 22, 2012 Date: May 17, 2012 Time: 2:00 PM EDT Location: Southpointe Club Southpointe 360 Southpointe Boulevard Canonsburg, Pennsylvania 15317 B A R C O D E You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ee Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Brochure with 10k and letter inserted How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2012 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods 0000137296_2 R1.0.0.11699 Internal Use Only Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 Peter J. Smith 02 Bradford C. Morley 03 Patrick J. Zilvitis The Board of Directors recommends you vote FOR the following proposal(s): 2 AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO ADOPT A MAJORITY VOTING STANDARD FOR THE ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS 3 A NON-BINDING, ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000137296_3 R1.0.0.11699 0000 0000 0000 B A R C O D E Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions 0000137296_4 R1.0.0.11699 THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only P99999-010 12 Job # Envelope # Sequence 15 # # of # Sequence # OF##

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2012 ANSYS, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 22, 2012 Date: May 17, 2012 Time: 2:00 PM EDT Location: Southpointe Club Southpointe 360 Southpointe Boulevard Canonsburg, Pennsylvania 15317 ANSYS, INC. ATTN: ANNETTE ARRIBAS SOUTHPOINTE 275 TECHNOLOGY DRIVE CANONSBURG, PA 15317 0000137298_1 R1.0.0.11699 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 B A R C O D E You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Brochure with 10k and letter inserted How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 03, 2012 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods 0000137298_2 R1.0.0.11699 Internal Use Only Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Peter J. Smith 02 Bradford C. Morley 03 Patrick J. Zilvitis The Board of Directors recommends you vote FOR proposals 2, 3 and 4. 2 AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO ADOPT A MAJORITY VOTING STANDARD FOR THE ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS 3 A NON-BINDING, ADVISORY VOTE ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS 4 RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0000137298_3 R1.0.0.11699 B A R C O D E 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 0000137298_4 R1.0.0.11699 THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence #